UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2024

DIGITALBRIDGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
(Address of Principal Executive Offices, Including Zip Code)
(561) 544-7475
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	DBRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, $0.01 par value	DBRG.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, $0.01 par value	DBRG.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, $0.01 par value	DBRG.PRJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
As reported in Item 5.07 below, the stockholders of DigitalBridge Group, Inc. (the “Company”) approved the DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan (the “2024 Plan”) at the Company’s 2024 annual meeting of stockholders, which was held on Friday, April 26, 2024 (the “Annual Meeting”). The 2024 Plan had previously been approved by the Company’s Board of Directors, subject to stockholder approval. The 2024 Plan permits the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, dividend equivalent rights, cash-based awards, and other equity-based awards to the employees, directors, consultants and advisors who perform services for the Company and its subsidiaries. Subject to adjustment as provided in the 2024 Plan, the maximum number of shares of Class A common stock that may be issued under the 2024 Plan as of April 26, 2024 is 5,500,000 shares.

A detailed summary of the 2024 Plan appears on pages 66-72 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 18, 2024 (the “Proxy Statement”). That summary is incorporated herein by reference. The foregoing description of the 2024 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2024 Plan, a copy of which is filed as Exhibit 10.1 hereto and is hereby incorporated into this report by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On April 26, 2024, the Company held its Annual Meeting to vote on the proposals described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below.

Proposal 1: Election of Directors

The following persons were duly elected to the Company’s Board of Directors to serve until the 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, by the following vote:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James Keith Brown	125,073,068	4,237,311	6,533,487	13,010,200
Nancy A. Curtin	127,500,533	1,803,013	6,540,320	13,010,200
Jeannie H. Diefenderfer	121,410,039	7,894,815	6,539,012	13,010,200
Jon A. Fosheim	123,842,940	5,457,518	6,543,408	13,010,200
Marc C. Ganzi	134,761,882	1,007,556	74,428	13,010,200
Gregory J. McCray	120,889,948	8,420,103	6,533,815	13,010,200
Sháka Rasheed	125,274,673	4,030,600	6,538,593	13,010,200
Dale Anne Reiss	122,672,163	6,636,516	6,535,187	13,010,200
David M. Tolley	109,809,346	19,499,155	6,535,365	13,010,200

Proposal 2: Advisory Vote on Executive Compensation

The Company’s stockholders approved (on an advisory, non-binding basis) the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and executive compensation tables of the Proxy Statement. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
102,791,776	24,019,012	9,033,078	13,010,200
Proposal 3: Approval of the 2024 Plan

The Company’s stockholders approved the 2024 Plan, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,998,869	8,239,070	605,927	13,010,200

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,886,127	2,898,613	69,326	—

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 filed by the Company on April 29, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 1, 2024	DIGITALBRIDGE GROUP, INC.

		By:	/s/ Thomas Mayrhofer
Thomas Mayrhofer
Chief Financial Officer and Treasurer